ANNUAL MEETING OF SHAREHOLDERS

Mercantile Bank Corporation

MAY 26

2022

Meeting Agenda

Mercantile
Bank Corporation

1 Introductory Comments
2 Call the Meeting to Order
3 Introduction of Presenters
4 Approval of Minutes
5 Shareholder Proposals:
   a. Election of Seven Directors (each for a one-year term)
   b. Ratification of BDDO USA, LLP as Independent Registered Public Accounting Firm for 2022
   c. Advisory Approval of the compensation of the Named Executive Officers
6 Management Presentation
7 Announcement of Voting Results
8 Questions for Accountants and Legal Counsel
9 Adjournment of Meeting
10 Questions for Management of the Company
11 Adjournment of Q&A Session

Introductory Comments



Robert B. Kaminski, Jr.
President and
Chief Executive Officer

Mercantile
Bank Corporation

Annual Report & Proxy Statement


Mercantile
Bank Corporation
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ANNUAL REPORT
Mercantile
Bank Corporation
Mercantile
Bank Corporation

Board of Directors



David M. Cassard
Retired
Real Estate Executive



Michael S. Davenport
Owner
Jireh Metal Products, Inc.



Michelle L. Eldridge
Owner
Clear Ridge Wealth Management



Jeff A. Gardner, CPM
Owner
Superior Property Management of St. Joseph



Robert B. Kaminski, Jr.
President and
Chief Executive Officer



Michael H. Price
Chairman of the Board
Retired Banking Executive



David B. Ramaker
Retired
Banking Executive

Accountants and Legal Counsel



Kevin Muntter
Accounting Firm
BDO USA, LLP



Cynthia A. Moore
Legal Counsel
Dickinson Wright, PLLC



Brad Wyatt
Legal Counsel
Dickinson Wright, PLLC

Shareholder Proxies



Jeff A. Gardner, CPM
Director
Shareholder Proxy



David B. Ramaker
Director
Shareholder Proxy

Management Presentation



Robert B. Kaminski, Jr.
President
Chief Executive Officer



Charles E. Christmas
Executive Vice President
Chief Financial Officer
Treasurer

Forward Looking Statements

This news release contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. Any such statements are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such a difference include changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates; significant declines in the value of commercial real estate; market volatility; demand for products and services; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; changes in the method of determining Libor and the phase-out of Libor; changes in the national and local economies, including the ongoing disruption to financial market and other economic activity caused by the COVID-19 pandemic, unstable political and economic environment; and other factors, including those expressed as risk factors, disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Mercantile undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

Michigan's Community Bank®



Petoskey
Cadillac
West Branch
Mt Pleasant
Holland
Grand Rapids
Lansing
Kalamazoo
Detroit

Top 10
Deposit Market Share in Michigan

- Founded in Grand Rapids in 1997
- Second largest bank headquartered in MI
- 45 banking locations
- Expanded to Cincinnati, Ohio and Midland, Michigan in 2020 & Petoskey, Michigan in 2021
- Addition of new lending teams focused at driving growth in all markets

Top 5 Michigan Markets*

County	Total Deposits *(in thousands)*	Unemployment Rate	2020 Population	10 Year Population Change	10 Year Growth %
Kent	$1,619,521	4.1%	657,974	+55,352	9.2%
Clinton	$332,897	3.7%	79,128	+3,746	5.0%
Kalamazoo	$298,988	4.4%	261,670	+11,339	4.5%
Isabella	$252,024	4.5%	64,394	-5,917	-8.4%
Gratiot	$201,724	4.8%	41,761	-715	-1.7%



Cincinnati

**Deposit data as of June 30, 2021. Unemployment data as of October 2021 from the Michigan Bureau of Labor. Population data from the U.S. Census.*

Strategic Initiatives

LEVERAGING INVESTMENTS TO ALLOW THE CONTINUED DEEPENING OF NEW AND EXISTING RELATIONSHIPS

- Further enhance strong presence in west and central Michigan
- Cultivate newer markets in northern Michigan, thumb area and southeast Michigan

EXPAND CUSTOMER UTILIZATION OF DIGITAL BANKING SERVICES

- Leveraging customer data to enhance their experience
- Deploy digital onboarding for all products

PEOPLE AND CUTLURE ARE IMPORTANT KEYS TO OUR ONGOING SUCCESS

- Recruit and retain top talent through continued employee development
- Remain a strong relationship focused community banking partner, employing DEI and ESG best practices

OPERATIONAL EXCELLENCE WILL KEEP US STRONG

- Ensure financial strength and resiliency
- Maintain a robust enterprise risk management to leverage emerging opportunities and manage evolving risk

Uncertainties Remain

PANDEMIC

- The COVID-19 pandemic continues to impact our communities and economy in a variety of ways, including supply chain disruptions

INFLATION

- Inflation, lead by higher energy prices and rising labor costs, is impacting businesses and consumers

INTEREST RATES

- Increasing interest rates by the Federal Reserve, as they attempt to thread the needle in slowing inflation while not triggering a recession

GEOPOLITICAL

- Conflict and turmoil on the international front and divided agendas domestically continue to create ongoing uncertainties

A Commitment to Excellence

Performance Highlights

As of March 31, 2022

- Annualized net core commercial loan growth of approximately 11 percent
- Sustained strength in commercial loan pipeline
- Net interest income growth
- Significant increases in several key fee income categories
- Continued low levels of nonperforming assets and gross loan charge-offs
- Robust capital position
- Augmented regulatory capital levels with issuance of additional subordinated notes

NASDAQ:
MBWM

$535M
MARKET CAP

$5.18B
TOTAL ASSETS

$3.56B
TOTAL LOANS

$3.98B
TOTAL DEPOSITS

Thoughts on Remainder of 2022

Rising Prime/Libor/SOFR Rates

	Basis Points
May 4, 2022	50
June 15, 2022	25
July 27, 2022	25
September 21, 2022	25

Performance Metrics

	2nd Qtr	3rd Qtr	4th Qtr
Net Interest Margin	2.65% - 2.75%	2.90% - 3.00%	3.10% - 3.20%
Average Earning Assets	$4.8 B - $4.9 B	$4.7 B - $4.8 B	$4.7 - $4.8 B
Fee Income	$9.5 M - $10.5 M	$9.5 M - $10.5 M	$9.5 M - $10.5 M
Overhead Costs	$26 M - $27 M	$27 M - $28 M	$27 M - $28 M
Federal Tax Rate	19.75%	19.75%	19.75%

Voting Results

Mercantile Bank Corporation

Shareholder Proposals:

a. Election of Seven Directors (each for a one-year term)

b. Ratification of BDDO USA, LLP as Independent Registered Public Accounting Firm for 2022

c. Advisory Approval of the compensation of the Named Executive Officers

Questions for Accountants and Legal Counsel



Kevin Muntter
Accounting Firm
BDO USA, LLP



Cynthia A. Moore
Legal Counsel
Dickinson Wright, PLLC



Brad Wyatt
Legal Counsel
Dickinson Wright, PLLC

Questions for Management



Robert B. Kaminski, Jr.
President
Chief Executive Officer



Raymond E. Reitsma
Executive Vice President
Chief Operating Officer
President of the Bank



Charles E. Christmas
Executive Vice President
Chief Financial Officer
Treasurer

THANK YOU

Mercantile Bank Corporation

NASDAQ Global Select Market Symbol: MBWM
310 Leonard Street NW, Grand Rapids, MI 49504
616.406.3000 or 800.453.8700
www.mercbank.com